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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Keane, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KEANE, INC.

100 City Square
Boston, Massachusetts 02129

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 27, 2004

        The Annual Meeting of Stockholders of Keane, Inc. (the "Company") will be held on Thursday, May 27, 2004 at 4:30 p.m., Boston time, at the offices of the Company, 100 City Square, Boston, Massachusetts, to consider and act upon the following matters:

  1.
  To elect three Class III directors for the ensuing three years;

  2.
  To amend the Company's Amended and Restated 1992 Employee Stock Purchase Plan to increase the number of shares of common stock issuable thereunder from 4,550,000 to 6,550,000 shares;

  3.
  To ratify and approve the selection of Ernst & Young LLP as the Company's independent accountants for the current year; and

  4.
  To transact such other business as may properly come before the meeting or any adjournment of the meeting.

        Stockholders of record at the close of business on March 29, 2004 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

        All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,
Hal J. Leibowitz, Clerk
Boston, Massachusetts April 9, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

KEANE, INC.

100 City Square
Boston, Massachusetts 02129

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 27, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Keane, Inc. ("Keane" or the "Company") for use at the Annual Meeting of Stockholders to be held on May 27, 2004, and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the proposals set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Clerk of the Company or by voting in person at the Annual Meeting.

        The Board of Directors has fixed March 29, 2004 as the record date for determining stockholders who are entitled to vote at the meeting. At the close of business on March 29, 2004, there were outstanding and entitled to vote 63,428,873 shares of the Company's Common Stock, $.10 par value per share ("Common Stock"). Effective February 1, 2004, each share of the Company's Class B Common Stock, $.10 par value per share ("Class B Common Stock"), was automatically converted into one share of Common Stock. Each share of Common Stock is entitled to one vote.

        The Company's Annual Report for the year ended December 31, 2003 is being mailed to the Company's stockholders with this Notice and Proxy Statement on or about April 9, 2004. The Company will, upon written request of any stockholder, furnish without charge a copy of its Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission (the "SEC"), without exhibits. Please address all such requests to the Company, Attention of Larry M. Vale, Vice President Investor Relations and Employee Communications, 100 City Square, Boston, Massachusetts 02129. Exhibits will be provided upon written request and payment of an appropriate processing fee.

        As used in this Proxy Statement, the terms "Keane" and the "Company" refer to Keane, Inc. and its wholly owned and majority owned subsidiaries, unless the context otherwise requires.

Stock Ownership of Certain Beneficial Owners and Management

        The following table sets forth, as of February 3, 2004, the beneficial ownership of the Company's outstanding Common Stock of (i) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each director, (iii) each current and former executive officer named in the Summary Compensation Table under the heading "Executive Compensation" below, and (iv) all current directors and executive officers as a group.

Amount and Nature of Beneficial Ownership(1)

Name and Address of Beneficial Owner (2)	Shares of Common Stock	Percentage of Common Stock Outstanding
Marilyn T. Keane (3)	9,129,119	14.29%
John F. Keane (4)	9,129,119	14.29%
John H. Fain (5)	2,957,277	4.63%
Brian T. Keane (6)	2,567,060	4.00%
John F. Keane, Jr. (7)	3,167,926	4.96%
Maria A. Cirino	2,927	*
Philip J. Harkins (8)	18,734	*
Winston R. Hindle, Jr. (9)	18,834	*
James T. McBride	—	—
John F. Rockart (10)	27,927	*
Steven D. Steinour	5,834	*
James D. White	—	—
Robert B. Atwell (11)	63,494	*
Russell A. Cappellino (12)	8,000	*
John J. Leahy (13)	90,188	*
Linda B. Toops (14)	17,546	*
Raymond W. Paris (15)	194,017	*
All current directors and executive officers as a group (18 persons) (16)	13,152,387	20.43%

*
Less than 1%.

(1)
The number of shares beneficially owned by each director and executive officer is determined under rules promulgated by the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days following February 3, 2004 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of Common Stock listed as owned by such person or entity. In calculating the percentage of the Common Stock beneficially owned by each person listed, the number of shares deemed outstanding consists of the 63,809,481 shares of Common Stock actually outstanding as of February 3, 2004 plus, for that person, any shares subject to options that were exercisable on, or within 60 days after, February 3, 2004.

(2)
Unless otherwise indicated, the address of any person or entity listed is c/o Keane, Inc., 100 City Square, Boston, MA 02129.

(3)
Includes (i) 3,025,592 shares of Common Stock held of record by John F. Keane, (ii) 3,664,000 shares of Common Stock held of record by Marilyn T. Keane and one other individual as trustees of three trusts of which John F. and Marilyn T. Keane's adult children are the beneficiaries, and (iii) options to purchase, within 60 days following February 3, 2004, 80,000 shares of Common Stock held by John F. Keane. With regard to the children's trusts shares, Marilyn T. Keane and the other trustee have sole voting and investment power, but disclaim any beneficial interest in such shares. Marilyn T. Keane disclaims beneficial ownership of the shares specified in clauses (i), (ii) and (iii) above.

(4)
Includes (i) 2,359,527 shares of Common Stock held of record by Marilyn T. Keane, (ii) 3,664,000 shares of Common Stock held of record by Marilyn T. Keane and one other individual as trustees of three trusts of which John F. and Marilyn T. Keane's adult children are the beneficiaries, and (iii) options to purchase, within 60 days following February 3, 2004, 80,000 shares of Common Stock held by John F. Keane. With regard to the children's trusts shares, Marilyn T. Keane and the other trustee have sole voting and investment power, but disclaim any beneficial interest in such shares. John F. Keane disclaims beneficial ownership of the shares specified in clauses (i) and (ii) above.

(5)
Includes (i) 678,324 shares of Common Stock owned by a trust established by Mr. Fain of which his wife, Joyce L. Fain, and his sister, Cynthia L. Akins, are co-trustees, (ii) 89,427 shares of Common Stock held by Mr. Fain as trustee for his son, and (iii) 79,326 shares of Common Stock held by Mr. Fain's daughter. Mr. Fain disclaims beneficial ownership of the securities described in clauses (i), (ii) and (iii) above.

(6)
Includes (i) 1,183,996 shares of Common Stock held by the John Francis Keane Irrevocable Trust for Benefit of Brian T. Keane, of which Mr. Brian T. Keane is the beneficiary, (ii) 893,904 shares of Common Stock held by the John F. and Marilyn T. Keane 1997 Children's Trust for Benefit of Brian T. Keane, of which Mr. Brian T. Keane is the beneficiary, and (iii) options to purchase, within 60 days following February 3, 2004, 230,000 shares of Common Stock held by Mr. Brian T. Keane.

(7)
Includes (i) 1,239,996 shares of Common Stock held by the John Francis Keane Irrevocable Trust for Benefit of Mr. John F. Keane, Jr., of which Mr. John F. Keane, Jr. is the beneficiary, (ii) 893,904 shares of Common Stock held by the John F. and Marilyn T. Keane 1997 Children's Trust for Benefit of John F. Keane, Jr., of which Mr. John F. Keane, Jr. is the beneficiary, (iii) 893,904 shares of Common Stock held by the John F. and Marilyn T. Keane 1997 Children's Trust for Benefit of Brian T. Keane, of which Mr. John F. Keane Jr. is a trustee, and (iv) options to purchase, within 60 days following February 3, 2004, 130,000 shares of Common Stock held by Mr. John F. Keane, Jr. Mr. John F. Keane, Jr. disclaims beneficial ownership of the shares specified in clause (iii) above.

(8)
Includes options to purchase, within 60 days following February 3, 2004, 4,000 shares of Common Stock held by Mr. Harkins.

(9)
Includes options to purchase, within 60 days following February 3, 2004, 4,000 shares of Common Stock held by Mr. Hindle.

(10)
Includes options to purchase, within 60 days following February 3, 2004, 4,000 shares of Common Stock held by Dr. Rockart.

(11)
Includes 30,464 shares held of record by Mr. Atwell and his wife, Virginia M. Atwell, and options to purchase, within 60 days following February 3, 2004, 33,000 shares of Common Stock held by Mr. Atwell.

(12)
Includes options to purchase, within 60 days following February 3, 2004, 4,000 shares of Common Stock held by Mr. Cappellino.

(13)
Consists of 2,188 shares of Common Stock, 25,000 shares of restricted stock and options to purchase, within 60 days following February 3, 2004, 63,000 shares of Common Stock held by Mr. Leahy.

(14)
Ms. Toops ceased to be an executive officer of the Company on October 31, 2003.

(15)
Includes options to purchase, within 60 days following February 3, 2004, 20,500 shares of Common Stock held by Mr. Paris.

(16)
Includes options to purchase, within 60 days following February 3, 2004, 577,575 shares of Common Stock held by all current directors and executive officers as a group.

Votes Required

        The holders of a majority of the aggregate voting power represented by the shares of Common Stock issued and outstanding and entitled to vote at the meeting will constitute a quorum for transacting business at the meeting. The shares of Common Stock present in person or represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the meeting, regardless of how or whether such shares are voted on any specific proposal.

        The affirmative vote of the holders of a plurality of the aggregate voting power represented by the shares of Common Stock present or represented at the meeting is required for the election of directors. The affirmative vote of the holders of a majority of the aggregate voting power represented by the shares of Common Stock present or represented at the meeting is required for the approval of the increase in the number of shares of Common Stock issuable under the Company's Amended and Restated 1992 Employee Stock Purchase Plan (the "ESPP Amendment") and the ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company's independent accountants for the current year.

        Shares which are withheld or which abstain from voting and shares held in "street name" by brokers or nominees who indicate that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes") will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, shares withheld or abstaining and broker non-votes will have no effect on the voting on the election of directors, the ESPP Amendment and the ratification and approval of the selection of Ernst & Young LLP as the Company's independent accountants for the current year.

ELECTION OF DIRECTORS

        The Board of Directors currently consists of eleven directors, four of whom are Class I Directors (with terms expiring at the 2005 Annual Meeting), four of whom are Class II Directors (with terms expiring at the 2006 Annual Meeting) and three of whom are Class III Directors (with terms expiring at this 2004 Annual Meeting, but each are being nominated for a term expiring at the 2007 Annual Meeting).

        The persons named in the enclosed proxy (Brian T. Keane, John J. Leahy and Hal J. Leibowitz) will vote to elect as Class III directors John H. Fain, John F. Keane and John F. Rockart, the three director nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of nominees as to whom authority to vote is withheld.

        Each nominee will be elected to hold office as a Class III director until the annual meeting of stockholders in 2007 and until his or her successor is duly elected and qualified. If a nominee becomes unavailable, the persons acting under the proxy may vote the proxy for the election of a substitute. The Company does not anticipate that any of the nominees will be unavailable. All of the nominees have indicated their willingness to serve if elected.

        Set forth below are the names and certain information with respect to each director, including those who are nominees for election as Class III directors, of the Company.

Class I Directors (Directors Whose Terms Expire in 2005)

        MARIA A. CIRINO has served as a director of the Company since July 2001. From February 2000 to February 27, 2004, Ms. Cirino served as the Chief Executive Officer and Chairman of Guardent, Inc., a managed security services corporation. On February 27, 2004, Guardent was acquired by VeriSign, Inc., a provider of critical infrastructure services for Internet and telecommunications networks. Since then, Ms. Cirino has held the position of Senior Vice President of VeriSign Managed Security Services. From November 1999 to February 2000, Ms. Cirino served as Vice President of Sales and Marketing for Razorfish, Inc., a strategic digital communications company, and from July 1997 to November 1999, Ms. Cirino served as Vice President of Sales and Marketing of i-Cube, Inc., a communications company, which was acquired by Razorfish, Inc. in November 1999. Ms. Cirino is 40 years old.

        JOHN F. KEANE, JR. has served as a director of the Company since May 1998. Mr. John Keane, Jr. is the founder of ArcStream Solutions, Inc., a consulting and systems integration firm focusing on cable and wireless solutions and has been its President and Chief Executive Officer since July 2000. From September 1997 to July 2000, Mr. John Keane, Jr. was Executive Vice President and a member of the Office of the President of the Company; from December 1996 to September 1997, Mr. John Keane, Jr. served as Senior Vice President of the Company; and from December 1994 to December 1996, he was an Area Vice President of the Company. From January 1994 to December 1994, Mr. John Keane, Jr. served as a Business Area Manager of the Company. From July 1992 to January 1994, Mr. John Keane, Jr. acted as manager of Software Reengineering, and from January 1991 to July 1992, he served as Director of Corporate Development. Mr. John Keane, Jr. is the brother of Mr. Brian Keane, the President, Chief Executive Officer and a director of the Company, and a son of Mr. John Keane, the founder and Chairman of the Board of Directors of the Company. Mr. John Keane, Jr. is 44 years old.

        STEPHEN D. STEINOUR has served as a director of the Company since July 2001. Since July 2001, Mr. Steinour has served as the Chief Executive Officer of Citizens Bank of Pennsylvania. From January 1997 to July 2001, Mr. Steinour served as Vice Chairman of Citizens Financial Group, a commercial bank holding company. From October 1992 to December 1996, Mr. Steinour served as the Executive Vice President and Chief Credit Officer, as well as Managing Director, of the Citizens Wholesale Banking Division within Citizens Financial Group. Mr. Steinour is 45 years old.

        JAMES D. WHITE has served as a director of the Company since February 2004. Since July 2002, Mr. White has served as the Senior Vice President of Business Development for The Commercial Operations North America of The Gillette Company. From June 1986 to May 2002, Mr. White was employed by Nestlé, during which time he held a number of positions, serving most recently as the Vice President of Customer Interface for Nestlé Purina Pet Care Company. Mr. White is 43 years old.

Class II Directors (Directors whose Terms Expire in 2006)

        PHILIP J. HARKINS has served as a director of the Company since February 1997. He is currently the President and Chief Executive Officer of Linkage, Inc., an organizational development company founded by Mr. Harkins in 1988. Prior to 1988, Mr. Harkins was Vice President of Human Resources of the Company. Mr. Harkins is 56 years old.

        WINSTON R. HINDLE, JR. has served as a director of the Company since February 1995. Mr. Hindle is currently retired. From September 1962 to July 1994, Mr. Hindle served as a Vice President and, subsequently, Senior Vice President of Digital Equipment Corporation, a computer systems and services firm. Mr. Hindle is also a director of Mestek, Inc., a public company which manufactures and markets industrial products. Mr. Hindle is 73 years old.

        BRIAN T. KEANE joined the Company in 1986 and has served as President and Chief Executive Officer of the Company since November 1999 and as a director of the Company since May 1998. From September 1997 to November 1999, Mr. Brian Keane was Executive Vice President and a member of the Office of the President of the Company; from December 1996 to September 1997, he served as Senior Vice President of the Company; and from December 1994 to December 1996, he was an Area Vice President of the Company. From July 1992 to December 1994, Mr. Brian Keane served as a Business Area Manager of the Company, and from January 1990 to July 1992, he served as a Branch Manager. Mr. Brian Keane has served as a trustee of Mount Holyoke College since May 2000. Mr. Brian Keane is a son of Mr. John Keane, the founder and Chairman of the Board of Directors of the Company, and the brother of Mr. John Keane, Jr., a director of the Company. Mr. Brian Keane is 43 years old.

        JAMES T. MCBRIDE has served as a director of the Company since October 2003. Prior to his retirement in September 2002, Mr. McBride spent 32 years with Deloitte & Touche LLP, most recently as National Managing Partner of Marketing and Sales. Mr. McBride is 58 years old.

Class III Directors (Nominees for Terms Expiring in 2007)

        JOHN H. FAIN has served as a director of the Company since November 2001 and served as a Senior Vice President of the Company from November 2001 to March 2002. From July 1979 to November 2001, Mr. Fain served as Chairman of the Board and Chief Executive Officer, and from July 1979 to January 2001, he served as President, of Metro Information Services, Inc., a provider of information technology consulting and custom software development services, acquired by the Company in November 2001. Mr. Fain is 55 years old.

        JOHN F. KEANE, the founder of the Company, has served as Chairman of the Board of Directors of the Company since the Company's incorporation in March 1967. From 1967 to November 1999, Mr. John Keane served as President and Chief Executive Officer of the Company. Mr. John Keane is a director of Firstwave Technologies, a public company which provides Internet-based customer relationship management solutions, and American Power Conversion Corporation, a designer, developer and manufacturer of power protection and management solutions for computer, communications and electronic applications. Mr. John Keane is the father of Mr. Brian Keane, the President, Chief Executive Officer and a director of the Company, and Mr. John Keane, Jr., a director of the Company. Mr. John Keane is 72 years old.

        JOHN F. ROCKART has served as a director of the Company since its incorporation in March 1967. Dr. Rockart has been a Senior Lecturer Emeritus at the Alfred J. Sloan School of Management of the Massachusetts Institute of Technology ("MIT") since July 2002. Dr. Rockart served as a Senior Lecturer at the Alfred J. Sloan School of Management of MIT from 1974 to July 2002 and was the Director of the Center for Information Systems Research from 1998 to 2000. Dr. Rockart is a director of Selective Insurance Group, a public holding company for property and casualty insurance companies. Dr. Rockart is 72 years old.

        The Board of Directors of the Company met eight times during 2003, three of which were telephonic meetings, and acted by written consent on one occasion. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he or she served, in each case during the periods that he or she served.

        The Company's corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders. All directors attended the 2003 annual meeting of stockholders.

Board Committees

        The Board of Directors has established three standing committees — Audit, Compensation and Nominating and Corporate Governance — each of which operates under a charter that has been approved by the Board. Current copies of each committee's charter and the Company's Corporate Governance Guidelines, Code of Business Conduct and Code of Business Conduct and Ethics for Directors are posted on the Corporate Governance section of the Company's website, www.keane.com. In addition, a copy of the Audit Committee charter, as in effect on the date of this proxy statement, is attached as Appendix A.

        The Board of Directors has determined that all of the members of each of the Board's three standing committees are independent as defined under the new rules of the New York Stock Exchange (the "NYSE") that become applicable to the Company on the date of the Annual Meeting, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). In addition, all of the members of the Audit Committee are independent as defined by the rules of the NYSE that apply to the Company until the date of the Annual Meeting.

        The NYSE rules require that non-management directors of a listed company meet periodically in executive session. The Company's non-management directors generally meet separately during a portion of each regular meeting of the Board of Directors. These executive sessions are chaired by a non-managing director acting as a presiding director. The presiding director position rotates among the non-management directors.

  Audit Committee

        The Audit Committee's responsibilities include:

    •
    appointing, approving the compensation of, and assessing the independence of the Company's independent auditors;

    •
    overseeing the work of the Company's independent auditors, including through the receipt and consideration of certain reports from independent auditors;

    •
    reviewing and discussing with management and the independent auditors the Company's annual and quarterly financial statements and related disclosures;

    •
    monitoring the Company's internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

    •
    overseeing the Company's internal audit function;

    •
    discussing the Company's risk management policies;

    •
    establishing policies regarding hiring employees from the independent auditors and procedures for the receipt and retention of accounting related complaints and concerns;

    •
    meeting independently with the Company's internal auditing staff, independent auditors and management; and

    •
    preparing the audit committee report required by SEC rules (which begins on page 26 of this proxy statement).

        The members of the Audit Committee are Dr. Rockart and Messrs. Hindle, McBride and Steinour. The Board of Directors has determined that Mr. McBride is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. The Audit Committee met 11 times during 2003, seven of which were telephonic meetings, and acted by written consent on one occasion.

  Compensation Committee

        The Compensation Committee's responsibilities include:

    •
    annually reviewing and approving corporate goals and objectives relevant to the CEO's compensation;

    •
    determining the CEO's compensation;

    •
    reviewing and approving, or making recommendations to the Board with respect to, the compensation of the Company's other executive officers;

    •
    overseeing and administering the Company's cash and equity incentive plans; and

    •
    reviewing and making recommendations to the Board with respect to director compensation.

        The members of the Compensation Committee are Ms. Cirino, Dr. Rockart and Messrs. Harkins, Steinour and White. The Compensation Committee met four times during 2003, two of which were telephonic meetings.

  Nominating and Corporate Governance Committee

        Until February 2004, the Company had a Nominating Committee and a Governance Committee. The Nominating Committee was comprised of Dr. Rockart and Messrs. Harkins and Hindle. The Governance Committee was comprised of Messrs. John F. Keane, John F. Keane, Jr., Fain, Harkins and Hindle. The Nominating Committee met twice during 2003. The Governance Committee met four times during 2003. The Nominating Committee and the Governance Committee were combined and reconstituted in February 2004 into a single Nominating and Corporate Governance Committee. The members of the new Nominating and Corporate Governance Committee are Ms. Cirino and Messrs. Harkins, Hindle, McBride and White.

        The new Nominating and Corporate Governance Committee's responsibilities include:

    •
    identifying individuals qualified to become Board members;

    •
    recommending to the Board the persons to be nominated for election as directors and to each of the Board's committees;

    •
    reviewing and making recommendations to the Board with respect to management succession planning;

    •
    developing and recommending to the Board corporate governance principles; and

    •
    overseeing an annual evaluation of the Board.

        The Nominating and Corporate Governance Committee is authorized to retain advisors and consultants and to compensate them for their services. The Committee did not retain any such advisors or consultants during 2003.

Director Candidates

        The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

        In considering whether to recommend any particular candidate for inclusion in the Board's slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria attached to the Committee's charter. These criteria include the candidate's integrity, business acumen, knowledge of the Company's business and industry, experience, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

        Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names together with appropriate biographical information and background materials to: Nominating and Corporate Governance Committee, c/o Larry Vale, Vice President Investor Relations and Employee Communications, Keane, Inc., 100 City Square, Boston, MA 02129. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder- recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Directors' Compensation

        Compensation of the Company's non-employee directors currently consists of the following:

Compensation	Amount
Annual retainer	$20,000
Additional retainers:
Fee per Board Meeting	$2,000
Annual fee for Chairperson of Nominating and Corporate Governance Committee	$5,000
Annual fee for Chairperson of Compensation Committee	$15,000
Annual fee for Chairperson of Audit Committee	$25,000
Committee meetings and telephonic meetings of the Board	No additional fee (part of annual retainer)
Initial stock option grant for a new Director
10,000 shares of Common Stock to be granted on the date of election. These options vest in three equal annual installments and have an exercise price equal to the closing price of the Company's Common Stock on the NYSE on the date of grant.
Annual stock option grant
5,000 shares of Common Stock to be granted on the date of each Annual Meeting. These options vest in three equal annual installments and have an exercise price equal to the closing price of the Company's Common Stock on the NYSE on the date of grant.

        The compensation of the Company's non-employee directors is determined on an approximate fifty-two week period (the "Annual Directors Term") that runs from annual meeting date to annual meeting date rather than on a calendar year. A director may elect to receive his or her annual fee or meeting attendance fees for an Annual Directors Term in the form of shares of Common Stock in lieu of cash payments. If a director elects to receive shares of Common Stock in lieu of cash as payment for the annual fee or meeting attendance fees, the number of shares to be received by the director will be determined by dividing the dollar value of the annual fee or the meeting attendance fees owed by the closing price of Keane's Common Stock as reported on the NYSE on the last day of the Annual Directors Term.

        Directors generally make their elections as to the form of compensation for his or her annual fee or meeting attendance fees in July of each year and such election is valid for the Annual Directors Term beginning in the calendar year in which the election is made (the "Election Calendar Year").

        For the Annual Directors Term ending with the 2004 Annual Meeting, Messrs. Hindle and Steinour elected to receive their annual director's fee and meeting attendance fees in the form of shares of Common Stock in lieu of cash payments. For the same Annual Directors Term, Ms. Cirino and Mr. Harkins elected to receive their annual director's fee in the form of shares of Common Stock in lieu of cash payments. The number of shares to be issued to each of these directors will be determined by dividing the dollar value of fees payable to them during the Annual Directors Term by the closing price of the Company's Common Stock on the date of the 2004 Annual Meeting.

        The rules promulgated by the SEC require the Company to disclose director compensation for the preceding fiscal year. The Company's fiscal year is also a calendar year. The following table sets forth the compensation paid to the Company's non-employee directors for the fiscal (or calendar) year ended December 31, 2003 as opposed to the compensation earned by the Company's non-employee directors for the Annual Directors Term ending on the date of the 2004 Annual Meeting. The following table does not reflect Mr. McBride's initial stock option grant of 10,000 shares of Common Stock as described below. Because Mr. White joined the Board of Directors in February 2004, he is not listed in the following table.

Compensation of Non-Employee Directors
for the Calendar Year Ended December 31, 2003

Director	Cash Payment	Dollar Value of Shares of Common Stock(1)
Maria A. Cirino	—	$10,000
John H. Fain	$3,000	—
Philip J. Harkins	—	$ 9,000
Winston R. Hindle, Jr.	—	$ 9,000
John F. Keane, Jr.	$3,000	—
James T. McBride	—	—
John F. Rockart	$4,000	—
Steven D. Steinour	—	$ 9,000

(1)
The number of shares received was determined by dividing the dollar value of the annual fee or the meeting attendance fees owed by the closing price of Keane's Common Stock as reported on the American Stock Exchange ("AMEX") on the date of the 2003 Annual Meeting. No fractional shares were issued. Any amounts remaining due that would have caused Keane to issue a fractional share were paid in cash.

        In 2003, the Company also entered into certain transactions with Ms. Cirino and Mr. John F. Keane, Jr., each a director of the Company. See "Certain Related Party Transactions."

        Non-employee directors are also eligible to receive stock options under the Company's stock incentive plans. During 2003, the Company did not grant stock options to non-employee directors other than the initial grant to Mr. McBride on October 24, 2003 of an option to purchase 10,000 shares of

Common Stock at an exercise price of $12.96 per share (representing the closing price of the Company's Common Stock on the AMEX on the date of grant).

        Directors who are officers or employees of the Company do not receive any additional compensation for their services as directors.

Communicating with the Independent Directors

        The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. The Chairman of the Board (if an independent director), or the Lead Director (if one is appointed), or otherwise the Chairman of the Nominating and Governance Committee, with the assistance of the Company's legal advisors, is primarily responsible for monitoring communications from stockholders and other interested parties and for providing copies or summaries to the other directors as he or she considers appropriate.

        Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Company's Vice President Investor Relations and Employee Communications considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

        Stockholders who wish to send communications on any topic to the Board should address such communications in care of Larry Vale, Vice President of Investor Relations and Employee Communications, Keane, Inc., 100 City Square, Boston, MA 02129.

Codes of Business Conduct

        The Company has adopted a Code of Business Conduct that applies to all officers and employees of Keane, including its principal executive officer, principal financial officer and principal accounting officer or controller. The Company has also adopted a Code of Business Conduct and Ethics for Directors. The Code of Business Conduct and the Code of Business Conduct and Ethics are each posted on the Company's website, www.keane.com. Information regarding any amendments to, or waiver from, either Code of Business Conduct will also be posted on the Company's website.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information with respect to the annual and long-term compensation of (i) the Company's chief executive officer, (ii) the four most highly compensated executive officers of the Company other than the chief executive officer who were serving as executive officers as of December 31, 2003 and (iii) a former executive officer of the Company who would have been among the four most highly compensated executive officers of the Company had she continued to serve as an executive officer of the Company as of December 31, 2003 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

	Annual Compensation					Long-Term Compensation
						Awards		Payouts
Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)(1)		Number of Securities Underlying Options(2)	LTIP Payouts ($)	All Other Compensation ($)
Brian T. Keane President and Chief Executive Officer	2003 2002 2001	521,154 433,979 428,979		917,500 200,000 89,250	— — —	— 64,190 —	(3)	200,000 — 400,000	— — —	6,000 4,714 2,000	(4) (4) (4)
Robert B. Atwell Senior Vice President–North American Branch Operations	2003 2002 2001	427,884 387,937 377,331		248,325 100,000 67,500	— — —	— — —		184,000 — 200,000	— — —	3,076 4,002 2,000	(4) (4) (4)
Russell A. Cappellino(5) Senior Vice President–Global Services	2003 2002	348,077 146,739		283,500 —	— —	— —		16,000 —	— —	1,217 —	(4)
John J. Leahy Senior Vice President–Finance and Administration and Chief Financial Officer	2003 2002 2001	426,731 346,964 346,446		496,650 120,000 89,700	— — —	277,250 — —	(3)	104,000 — 100,000	— — —	2,159 2,986 2,000	(4) (4) (4)
Raymond W. Paris Senior Vice President–Healthcare Solutions Division	2003 2002 2001	318,261 290,646 282,702		239,040 242,374 35,000	— — —	— — —		68,000 — 70,000	— — —	5,992 4,500 2,000	(4) (4) (4)
Linda B. Toops(6) Former Senior Vice President–Keane Consulting Group	2003 2002 2001	562,530 413,747 385,741	(7)	— 35,000 47,040	— — —	— 55,020 —	(3)	— — 40,000	— — —	4,944 3,298 2,000	(4) (4) (4)

(1)
Represents the difference between the closing price of the Company's Common Stock on the AMEX (the exchange on which the Company's Common Stock traded through October 29, 2003) on the date of grant and the per share purchase price, multiplied by the number of shares awarded.

(2)
Options granted in 2001 and 2003 become exercisable in a single installment on the fifth anniversary of the date of grant, provided that the vesting of such options immediately accelerates with respect to 34% of the shares covered thereby upon the Company's achieving cash earnings per share of $1.00, with respect to an additional 33% of the shares covered thereby upon the Company's achieving cash earnings per share of $1.50 and with respect to the remaining 33% of the shares covered thereby upon the Company's achieving cash earnings per share of $2.00. Cash earnings per share is a performance measure and is not determined in accordance with generally accepted accounting principles. The options granted in 2003 include replacement options granted in April 2003 for exchanged options tendered in October 2002. See "Report of the Compensation Committee of the Board of Directors on Executive Compensation."

(3)
Shares of restricted stock generally vest on the second or third anniversary of the date of grant. As of December 31, 2003, the number of shares (whether vested or unvested) held by each of Messrs. Keane and Leahy and Ms. Toops was 3,500, 25,000 and 3,000, respectively, and the value of such shares (whether vested or unvested) was $51,240, $366,000 and $43,920, respectively. The value of such shares is based on $14.64 per share, the last sale price of the Company's Common Stock on December 31, 2003 as reported on the NYSE.

(4)
Consists of contributions to the Company's 401(k) Plan on behalf of the named executive officer.

(5)
Mr. Cappellino joined the Company in February 2002.

(6)
Ms. Toops ceased to be an executive officer on October 31, 2003.

(7)
Includes a severance payment equal to $55,470 paid in 2003 and $150,530 payable in 2004.

Option Grants During 2003

        The following table contains information about grants of stock options during the year ended December 31, 2003 to each Named Executive Officer. The Company granted no stock appreciation rights during 2003.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
		Percent of Total Options Granted to Employees in Fiscal Year(%)			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term($)(3)
	Number of Shares Underlying Options Granted(#)(1)
			Exercise Price Per Share ($)
Name				Expiration Date(2)
					5%	10%
Brian T. Keane	200,000	10.98	7.83	2/21/2013	2,550,000	4,062,000
Robert B. Atwell	24,000 160,000	1.32 8.79	8.28 8.28	1/20/2006 12/4/2011	323,760 2,158,400	515,520 3,436,800
Russell A. Cappellino	16,000	*	8.28	3/28/2008	215,840	343,680
John J. Leahy	24,000 80,000	1.32 4.39	8.28 8.28	1/20/2006 12/4/2011	323,760 1,079,200	515,520 1,718,400
Raymond W. Paris	12,000 56,000	* 3.08	8.28 8.28	1/20/2006 12/4/2011	161,880 755,440	257,760 1,202,880
Linda B. Toops	—	—	—	—	—	—

*
Less than 1%

(1)
All option grants listed, other than Mr. Keane's option grant, were replacement options granted in April 2003 for option shares surrendered and cancelled in October 2002.

(2)
These options were granted under the Time Accelerated Restricted Stock Award Plan ("TARSAP") under the Company's 2001 Stock Incentive Plan. TARSAP options become exercisable in a single installment on the fifth anniversary of the date of grant, provided that the vesting of such options immediately accelerates with respect to 34% of the shares covered thereby upon the Company's achieving cash earnings per share of $1.00, with respect to an additional 33% of the shares covered thereby upon the Company's achieving cash earnings per share of $1.50 and with respect to the remaining 33% of the shares covered thereby upon the Company's achieving cash earnings per share of $2.00. Options generally terminate three months after termination of the executive officer's employment with the Company or upon the expiration of the final installment, whichever occurs earlier.

(3)
These amounts represent total hypothetical gains that each Named Executive Officer could achieve if he were to exercise each of his stock options in full just before it expires. These amounts assume that the Company's stock price will appreciate at a rate of 5% and 10% compounded annually from the date on which the options are granted until their expiration. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The gains shown are purely hypothetical; the Company cannot predict how its stock price will perform in the future, nor can the Company predict how long an executive officer will actually remain an employee of Keane.

Option Exercises During 2003 and Year End Option Values

        The following table sets forth the aggregate dollar value of all options exercised and the total number of unexercised options held on December 31, 2003 by each of the Named Executive Officers:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End	Value of Unexercised In-The-Money Options/SARs at Fiscal Year End ($)
Number of Shares Acquired on Exercise
Executive Officer		Value Realized($)(1)
			Exercisable/Unexercisable	Exercisable/Unexercisable(2)
Brian T. Keane	—	—	205,000/82,500	$0/$1,143,500
Robert B. Atwell	—	—	27,000/232,000	$25,920/$1,387,320
Russell A. Cappellino	—	—	0/16,000	$0/$101,760
John J. Leahy	—	—	57,000/152,000	$0/$878,520
Raymond W. Paris	—	—	17,500/92,000	$0/$541,020
Linda B. Toops	—	—	34,000/85,000	$0/$59,737

(1)
Value is calculated based on the difference between the option exercise price and the closing market price of the Company's Common Stock on the NYSE on the date of exercise, multiplied by the number of shares to which the exercise relates.

(2)
The closing price for the Company's Common Stock on the NYSE on December 31, 2003 was $14.64. Value is calculated on the basis of the difference between the option exercise price and $14.64, multiplied by the number of shares of Common Stock underlying the option.

Option Exchange

        The following table contains information about all repricings and exchanges of stock options that the Company has conducted since January 1, 1993. The Company effected all of these repricings and exchanges by granting replacement stock options in exchange for existing options.

TEN-YEAR OPTION REPRICINGS

Name	Date	Number of Securities Underlying Options Repriced(1)	Market Price of Stock at Time of Repricing ($)	Exercise Price at Time of Repricing ($)	New Exercise Price($)	Length of Original Option Term Remaining at Date of Repricing(2)
Brian T. Keane (3) President and Chief Executive Officer	—	—	—	—	—	—
Robert B. Atwell Senior Vice President–North American Branch Operations	1/20/2000 12/4/2001	30,000 200,000	5.64 5.64	27.31 17.14	8.28 8.28	27 110
Russell A. Cappellino Senior Vice President–Global Services	3/28/2002	20,000	5.64	17.05	8.28	53
John J. Leahy Senior Vice President–Finance and Administration and Chief Financial Officer	1/20/2000 12/4/2001	30,000 100,000	5.64 5.64	27.31 17.14	8.28 8.28	27 110
Raymond W. Paris Senior Vice President–Healthcare Solutions Division	1/20/2000 12/4/2001	15,000 70,000	5.64 5.64	27.31 17.14	8.28 8.28	27 110
Linda B. Toops Former Senior Vice President–Keane Consulting Group	—	—	—	—	—	—
Russell J. Campanello (4) Senior Vice President–Human Resources	—	—	—	—	—	—
Georgina L. Fisk Vice President–Marketing	—	—	—	—	—	—
Gary D. Rader Senior Vice President–Business Development	1/20/2000 1/23/2002	15,000 20,000	5.64 5.64	21.31 17.89	8.28 8.28	27 111
Laurence D. Shaw Vice President and Managing Director–Keane Ltd.	—	—	—	—	—	—

(1)
This number represents the option shares surrendered and cancelled in October 2002. On April 8, 2003, the Company granted replacement options to purchase four shares of Common Stock for every five options shares surrendered in October 2002.

(2)
The length of the original option term remaining at the date of the repricing is stated in months.

(3)
Mr. Keane was not eligible to participate in any repricing or exchange of stock options.

(4)
Mr. Campanello joined the Company in September 2003 and thus was not eligible to participate in any repricing or exchange of stock options.

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED
1992 EMPLOYEE STOCK PURCHASE PLAN

        The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, in 1992, the Company adopted an Employee Stock Purchase Plan which permits eligible employees to purchase shares of the Company's Common Stock at a discounted price. In 1996 and 2001 the Board of Directors adopted amendments to the plan increasing the number of shares authorized for issuance under the plan. Both of these increases were approved by the Company's stockholders. The shares underlying the plan were also subject to four stock splits, occurring in 1993, 1994, 1996 and 1997.

        As of April 2, 2004, 451,641 shares remained available for issuance under the Company's Amended and Restated 1992 Employee Stock Purchase Plan (the "ESPP"). On February 12, 2004, the Board of Directors adopted, subject to stockholder approval, an amendment to the ESPP increasing the total number of shares of Common Stock available for purchase under the ESPP from 4,550,000 to 6,550,000.

        The Board of Directors believes adoption of the amendment to the ESPP is in the best interests of the Company and its stockholders and recommends a vote "FOR" the approval of the amendment.

Description of the ESPP

        The following is a brief summary of the ESPP, a copy of which is attached as Exhibit B to this Proxy Statement. The following summary is qualified in its entirety by reference to the ESPP.

        General.    The ESPP provides eligible employees with the opportunity to purchase shares of the Company's Common Stock at a discounted price.

        Eligibility.    Each employee of the Company and its eligible subsidiaries, including any officer or director who is also an employee, is eligible to participate in the ESPP, provided he or she (i) is employed by the Company or any eligible subsidiary on the applicable offering commencement date, and (ii) has been employed by the Company or any eligible subsidiary for at least three months prior to enrolling in the ESPP. As of April 2, 2004, approximately 5,432 employees were eligible to participate in the ESPP. The purchase of shares under the ESPP is discretionary, and the Company cannot now determine the number of shares to be purchased in the future by any particular person or group.

        Limitations.    No employee may be granted an option under the ESPP that permits the employee's rights to purchase Common Stock under the ESPP, and any other Company stock purchase plan, to accrue at a rate that exceeds $25,000 of the fair market value (measured based on the fair market value of the stock on the offering period commencement date) of the Common Stock for each calendar year in which the option to purchase such stock is outstanding at any time.

        Offerings.    The ESPP is implemented through a series of offerings, each of which is six months in length. Participants in an offering purchase shares with funds set aside through payroll withholding. An employee may elect to have up to 10% of the employee's pay withheld for purposes of purchasing shares under the ESPP, subject to specified limitations on the maximum number of shares that may be purchased.

        Purchase Price.    The price at which shares may be purchased during each offering is the lower of (i) 85% of the closing price of the Common Stock as reported on the NYSE on the date that the offering period commences or (ii) 85% of the closing price of the Common Stock as reported on the NYSE on the date that the offering period terminates.

        Number of Shares; Adjustments.    The maximum number of shares issuable under the ESPP prior to the proposed amendment is 4,550,000 shares. The ESPP contains provisions relating to adjustments to be made under the ESPP in the event of stock splits and other similar events and certain mergers, acquisitions and other extraordinary corporate transactions involving the Company.

        Administration.    The ESPP is administered by the Treasurer of the Company, who has the authority to make rules and regulations for the administration of the ESPP, subject to review and modification by the Company's Board of Directors. Pursuant to the terms of the ESPP, the Board of Directors may delegate authority under the ESPP to a committee of the Board.

        Amendment or Termination.    The Board of Directors may at any time terminate or amend the ESPP, provided that no amendment may be made without prior approval of the stockholders of the Company if such approval is required by Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and in no event may any amendment be made which would cause the ESPP to fail to comply with Section 423 of the Code.

Federal Income Tax Consequences

        The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the ESPP and with respect to the sale of Common Stock acquired under the ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

        Tax Consequences to Participants.    A participant will not have income upon enrolling in the ESPP or upon purchasing stock at the end of an offering.

        A participant may have both compensation income and a capital gain or loss upon the sale of stock that was acquired under the ESPP. The amount of each type of income and loss will depend on when the participant sells the stock.

        If the participant sells the stock more than two years after the commencement of the offering period during which the stock was purchased and more than one year after the date that the participant purchased the stock, at a profit (the sales proceeds exceed the purchase price), then the participant will have compensation income equal to the lesser of:

    •
    15% of the value of the stock on the day the offering commenced; and

    •
    the participant's profit.

        Any excess profit will be a long-term capital gain. If the participant sells the stock at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.

        If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she purchased the stock. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

        Tax Consequences to the Company.    There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2003 about the Common Stock that may be issued upon exercise of options, warrants and rights under all of the Company's equity compensation plans as of December 31, 2003, including the ESPP, the UK ESPP, the 1998 Stock Incentive Plan, as amended, and the 2001 Stock Incentive Plan. The Company's stockholders have approved all of these plans other than the UK ESPP.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)(2)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (3)	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(1)(3)
Equity Compensation Plans Approved by Security Holders	4,476,461	$11.83	9,938,143
Equity Compensation Plans Not Approved by Security Holders	0	N/A	495,690
Total	4,476,461	$11.83	10,433,833

(1)
The number of shares is subject to adjustments in the event of stock splits and other similar events.

(2)
This table excludes an aggregate of 176,527 shares issuable upon exercise of outstanding options assumed by the Company in connection with various acquisition transactions. The weighted average exercise price of the excluded options is $27.39.

(3)
In September 2002, the Company offered its employees the opportunity to participate in an option exchange program. Under this program 1,348,949 shares of common stock issuable under the Company's 1998 Stock Incentive Plan, as amended, were surrendered for exchange. The Company granted 1,079,159 shares of common stock issuable under replacement options to the employees participating in this option exchange program on April 8, 2003. For more information, see "Report of Compensation Committee of the Board of Directors on Executive Compensation."

Description of UK ESPP

        The UK ESPP provides eligible employees of Keane Ltd. with the opportunity to purchase shares of the Company's Common Stock at a discounted price. The material terms of the UK ESPP are as follows:

        Eligibility.    Each employee of Keane Ltd. is eligible to participate in the UK ESPP, provided he or she (i) is employed by Keane Ltd. on the applicable offering commencement date, and (ii) has been employed by Keane Ltd. for at least twelve months prior to the applicable offering commencement date. The purchase of shares under the UK ESPP is discretionary, and the Company cannot now determine the number of shares to be purchased in the future by any particular person or group.

        Offerings.    The UK ESPP is implemented through a series of offerings, each of which is six months in length. Participants in an offering purchase shares with funds set aside through payroll withholding. An employee may elect to have a percentage up to 10% withheld from his or her pay for purposes of purchasing shares under the UK ESPP, subject to specified limitations on the maximum number of shares that may be purchased.

        Purchase Price.    The price at which shares may be purchased on the date that each offering terminates is the lower of (i) 85% of the closing price of the Common Stock as reported on the NYSE on the date that the offering commences or (ii) 85% of the closing price of the Common Stock as reported on the NYSE on the date that the offering terminates.

        Number of Shares; Adjustments.    The maximum number of shares issuable under the UK ESPP is 500,000 shares. The UK ESPP contains provisions relating to adjustments to be made under the UK ESPP in the event of stock splits and other similar events and certain mergers, acquisitions and other extraordinary corporate transactions involving the Company. As of April 2, 2004, 493,365 shares of Common Stock remain available for issuance under the UK ESPP.

        Administration.    The UK ESPP is administered by the Treasurer of the Company, who has the authority to make rules and regulations for the administration of the UK ESPP, subject to review and modification by the Company's Board of Directors.

        Amendment or Termination.    The Board of Directors may at any time terminate or amend the UK ESPP.

        UK Tax Liability.    Employees of Keane Ltd. who participate in the UK ESPP agree to pay all income tax and employee and employer national insurance contributions arising from their purchase of shares of Common Stock under the UK ESPP.

Section 16(a) Beneficial Ownership Reporting Compliance

        The Company is not aware of any executive officer, director or principal stockholder who failed to comply with filing requirements under Section 16 of the Exchange Act during the year ended December 31, 2003, except that Mr. Steinour did not timely file a Form 4 in October 2003 with respect to an acquisition of 5,000 shares of the Company's Common Stock.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is comprised of Dr. Rockart, Ms. Cirino and Messrs. Harkins, Steinour and White. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

        The Company's compensation policy for executive officers has been to offer competitive compensation based on the individual's performance as well as the overall performance of the Company. The Company's compensation program is intended to attract, retain and reward executives whose abilities are critical to the achievement of the Company's business objectives and to the long-term success and competitiveness of the Company.

        The Compensation Committee makes decisions each year regarding executive compensation, including annual base salaries, bonus awards and stock option grants. The compensation of the Company's senior executives (other than the Chief Executive Officer) is reviewed and approved annually by the Compensation Committee based upon the recommendations of the Chief Executive Officer and the evaluation of the members of the Compensation Committee. Each of the named executives regularly makes presentations to the Board of Directors. As a result, the members of the Compensation Committee are personally familiar with the performance of each senior executive.

        The key components of executive compensation are salary, bonus, and stock option awards. Salary is based on factors such as the individual's performance and level of responsibility in comparison to similar positions in comparable companies in the industry. Bonuses are included to encourage the Company's executives to meet the Company's current business plans and objectives. Stock options are included to promote a longer-term focus on the Company's success, competitiveness and shareholder value.

        In December 2000, the Company initiated a "Time Accelerated Restricted Stock Award Plan" ("TARSAP") under its 1998 Stock Incentive Plan, as amended, and in 2001, initiated a TARSAP under its 2001 Stock Incentive Plan. The vesting of options granted under the TARSAP accelerates upon the Company's obtaining certain profitability criteria. Otherwise, such options vest on the fifth anniversary of the date of grant. The Company began awarding options under the TARSAP to executives in order to better align the interest of such individuals with the interest of stockholders in the Company's long-term success. The Compensation Committee believes that TARSAP grants may continue to be a key component of executive compensation in the future.

        In September 2002, the Company offered to all of its full-time and part-time employees (other than the Company's Chief Executive Officer) and the full-time and part-time employees of its wholly owned subsidiaries the opportunity to request that the Company exchange any or all of the employees' eligible outstanding stock options for replacement stock options to be granted at least six months and one day after the cancellation of the old options. The Company promised to grant replacement options to purchase four shares of Common Stock for every five option shares surrendered, at an exercise price equal to the closing price of its Common Stock as quoted on the AMEX on the date the replacement options were granted. At the time of the option exchange, the Company's Common Stock was listed on the AMEX. Only options with an exercise price of $12.00 or more per share and granted on or after

January 1, 2000 under the Company's 1998 Stock Incentive Plan, as amended, were eligible to participate in this option exchange program.

        Most of the Company's executive officers chose to participate in the option exchange program. The Company canceled the options that participating employees designated for exchange on October 7, 2002 and granted replacement options to these employees on April 8, 2003.

        The Compensation Committee recommended, and the Board of Directors approved, the option exchange program because it believes that providing employees and executive officers with options whose value increases over time creates performance incentives and helps the Company retain valuable employees. Because many of the shares subject to outstanding stock options held by the Company's employees had exercise prices that were significantly above the market price of the Company's Common Stock, the Compensation Committee believed that the option exchange program was an appropriate mechanism to create performance incentives and retain employees.

        The compensation of the Company's Chief Executive Officer is determined annually by the Compensation Committee. The Chief Executive Officer's compensation in 2003 was based on a variety of factors including those described above, a comparison of the compensation of the chief executive officers of comparable companies in the industry and Mr. Keane's involvement in leading the Company toward the achievement of its business objectives, including the achievement of specific goals set for Mr. Keane by the Company's Board of Directors. The Chief Executive Officer did not participate in any decisions regarding his own compensation. The Compensation Committee believes that the compensation of the Chief Executive Officer, including compensation derived from bonuses and stock options, is within the range of compensation paid to comparable industry executives.

        The Compensation Committee ensures that compensation for all members of executive management is awarded based on each individual's personal performance as well as on the overall performance of the Company.

        Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation in excess of $1 million paid to the Company's Chief Executive Officer and four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. In general, the Company structures and administers its stock option plans in a manner intended to comply with the performance-based exception to Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the Company's stock option plans will be treated as qualified performance-based compensation under Section 162(m). In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the deduction limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration business conditions and the performance of its officers.

                      The Compensation Committee

                      Philip J. Harkins (Chair)
                      Maria A. Cirino
                      John F. Rockart
                      Stephen D. Steinour
                      James D. White

Stock Performance Chart

        The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five years ended December 31, 2003 with the cumulative total return on the Standard & Poor's 500 Composite Index (the "S&P 500") and a peer group selected by the Company and used in this Proxy Statement (the "Peer Group"). The Peer Group consists of five publicly traded companies within the Company's industry: American Management Systems, Inc., CIBER, Inc., Computer Sciences Corporation, Electronic Data Systems Corporation and Sapient Corporation. The comparison assumes $100 was invested on December 31, 1998 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

	1998	1999	2000	2001	2002	2003
Keane, Inc.	$100.00	$80.44	$24.41	$45.15	$22.51	$36.66
S&P 500	$100.00	$121.04	$110.02	$96.95	$75.52	$97.18
Peer Group	$100.00	$148.13	$101.68	$109.79	$40.34	$55.05

CERTAIN RELATED PARTY TRANSACTIONS

        In February 1985, the Company entered into a lease, which subsequently was extended to a term of 20 years, with City Square Limited Partnership ("City Square"), pursuant to which the Company leased approximately 34,000 square feet of office and development space in a building located at Ten City Square, in Boston, Massachusetts. The Company currently leases approximately 88% of this building and the remaining 12% is occupied by other tenants. John F. Keane, Chairman of the Board of the Company, and Philip J. Harkins, a director of the Company, are limited partners of City Square. Based upon its knowledge of lease payments for comparable facilities in the Boston area, the Company believes that the lease payments under this lease, which will be approximately $1.0 million per year ($30.00 per square foot) for the remainder of the lease term (until February 2006), plus specified percentages of any annual increases in real estate taxes and operating expenses which will be approximately $0.2 million per year, were, at the time the Company entered into the lease, as favorable to the Company as those which could have been obtained from an independent third party. As a result of its occupancy of the New Facility (as described below), the Company is in the process of finding a third party to sublease the space it had occupied at Ten City Square.

        In October 2001, the Company entered into a lease with Gateway Developers LLC ("Gateway LLC") for a term of 12 years, pursuant to which the Company agreed to lease approximately 95,000 square feet of office and development space in a building located at 100 City Square in Boston, Massachusetts (the "New Facility"). The Company leases approximately 57% of the New Facility and the remaining 43% is or will be occupied by other tenants. John Keane Family LLC is a member of Gateway LLC. The members of John Keane Family LLC are trusts for the benefit of John F. Keane, Chairman of the Board of the Company, and his immediate family members, including Brian T. Keane and John F. Keane, Jr.

        On October 31, 2001, Gateway LLC entered into a $39.4 million construction loan with Citizens Bank of Massachusetts (the "Gateway Loan") in connection with the New Facility and an adjacent building to be located at 20 City Square, Boston, Massachusetts. John Keane Family LLC and John F. Keane are each liable for certain obligations under the Gateway Loan if and to the extent Gateway LLC requires funds to comply with its obligations under the Gateway Loan. Stephen D. Steinour, a director of the Company, is Chief Executive Officer of Citizens Bank of Pennsylvania. Citizens Bank of Massachusetts and Citizens Bank of Pennsylvania are subsidiaries of Citizens Financial Group, Inc. Mr. Steinour was not involved in the approval process for the Gateway Loan.

        The Company began occupying the New Facility in March 2003. Based upon its knowledge of lease payments for comparable facilities in the Boston area, the Company believes that the lease payments under the lease for the New Facility, which will be approximately $3.2 million per year ($33.00 per square foot for the first 75,000 square feet and $35.00 per square foot for the remainder of the premises) for the first six years of the lease term and approximately $3.5 million per year ($36.00 per square foot for the first 75,000 square feet and $40.00 per square foot for the remainder of the premises) for the remainder of the lease term, plus specified percentages of any annual increases in real estate taxes and operating expenses, were, at the time the Company entered into the lease, as favorable to the Company as those which could have been obtained from an independent third party.

        In March 2003, the Company's Audit Committee approved a related party transaction involving a director of Keane. The Company has subcontracted with Guardent, Inc. ("Guardent") for a customer project. Ms. Cirino, a director of the Company, was an executive officer and shareholder of Guardent until its acquisition by VeriSign, Inc. in February 2004. In addition, the Audit Committee authorized the Company to engage Guardent as a sub-contractor for the purpose of providing future services to Keane's customers. No payment to Guardent for a single engagement may exceed $75,000 and no payment to Guardent for all engagements in any calendar year may exceed $250,000. As of December 31, 2003, the Company had made aggregate payments to Guardent of approximately $143,000 pursuant to these arrangements.

        In July 2003, the Company's Audit Committee approved an additional related party transaction involving a director of Keane. The Company sub-contracted with ArcStream, Inc. ("ArcStream") to develop and assist in the implementation of a wireless electronic application at two customer sites. In accordance with this transaction, the Company may pay ArcStream a royalty fee for potential future installations of the application during the licensing period for the next seven years. John F. Keane, Jr., a director of Keane, is Chief Executive Officer, director and founder of ArcStream. John F. Keane, Jr. is the son of John F. Keane, Sr., the Chairman of the Company's Board of Directors, and the brother of Brian T. Keane, the Company's President, Chief Executive Officer and a director. As of December 31, 2003, the Company had made aggregate payments to ArcStream of approximately $112,000 pursuant to these arrangements.

SELECTION OF INDEPENDENT ACCOUNTANTS

        Subject to ratification by the stockholders, the Audit Committee of the Board of Directors has selected the firm of Ernst & Young LLP ("Ernst & Young") as the Company's independent accountants for the year ending December 31, 2004. Ernst & Young has served as the Company's independent accountants since April 2, 1999. Although stockholder approval of the Board of Directors' selection of Ernst & Young is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If the stockholders do not approve this proposal at the Annual Meeting, the Audit Committee of the Board of Directors may reconsider the selection of Ernst & Young.

        Representatives of Ernst & Young are expected to be present at the Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from stockholders.

Report of the Audit Committee

        The Audit Committee of the Company's Board of Directors is composed of four members and acts under a revised written charter adopted and approved in February 2004. A copy of the Audit Committee Charter is attached as Appendix A to this proxy statement. In October 2003, James McBride joined the Board of Directors and replaced Ms. Cirino as a member of the Audit Committee. The current members of the Audit Committee are independent directors, as defined by its charter and the rules of the NYSE.

        The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2003 and discussed these financial statements with the Company's management. Management is responsible for the Company's internal controls and the financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles ("GAAP"). The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report on those financial statements. As appropriate, the Audit Committee reviews and evaluates the following:

  •
  the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

  •
  the Company's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders;

  •
  changes in the Company's accounting practices, principles, controls or methodologies;

  •
  significant developments or changes in accounting rules applicable to the Company; and

  •
  the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

        The Audit Committee also discusses the above matters with the Company's management, internal accounting, financial and auditing personnel and the Company's independent auditors. Management represented to the Audit Committee that the Company's financial statements had been prepared in accordance with GAAP.

        The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Ernst & Young LLP, the Company's independent auditors. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

  •
  methods to account for significant unusual transactions;

  •
  the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

  •
  disagreements with management, if any, over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

        The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditors' professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to the Company is compatible with maintaining such auditors' independence.

        Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit

Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

                      The Audit Committee

                      John F. Rockart (Chair)
                      Winston R. Hindle, Jr.
                      James T. McBride
                      Stephen D. Steinour

Independent Auditors' Fees

Pre-Approval Policy and Procedures

        The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company's independent auditors. This policy generally provides that the Company will not engage its independent auditors to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

        From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditors during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

        The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent auditors. Any approval of services by the chairman of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

        The following table summarizes the fees Ernst & Young LLP, the Company's independent auditors, billed the Company for each of the last two fiscal years for audit services and billed to the Company in each of the last two fiscal years for other services:

Fee Category	2003	2002
Audit Fees (1)	$798,465	$412,639
Audit-Related Fees (2)	101,200	84,670
Tax Fees (3)	649,031	1,096,486
All Other Fees (4)	9,000	13,851

Total Fees	$1,557,696	$1,607,646

(1)
Audit fees consist of fees for the audit of the Company's financial statements, the review of the interim financial statements included in the Company's quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements. The 2003 audit fees include $130,000 relating to services provided in 2002 and $144,000 associated with the registration of the Company's 2% convertible debentures.

(2)
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of the Company's financial statements and which are not reported under "Audit Fees". These services relate to audits of employee benefit plans, accounting consultations, consultations related to the Sarbanes-Oxley Act, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)
Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to preparation of original and amended tax returns, claims for refunds and tax payment-planning services, accounted for $300,000 of the total tax fees paid for 2003 and $321,255 of the total tax fees paid for 2002. Tax advice and tax planning services relate to assistance with tax audits and appeals, tax advice related to mergers and acquisitions, employee benefit plans and requests for rulings or technical advice from taxing authorities.

(4)
All other fees for 2003 consist of fees for the subscription to an online accounting research tool. All other fees for 2002 consist of fees for the subscription to an online accounting research tool and consultations for expatriates.

OTHER MATTERS

Matters to be Considered at the Annual Meeting

        The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

        All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses in connection with the distribution of proxy solicitation material.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's proxy statement or annual report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you write or call the Company at the following address or phone number: Keane, Inc., Attention: Larry M. Vale, Vice President Investor Relations and Employee Communications, 100 City Square, Boston, Massachusetts 02129, 617-517-1290. If you wish to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

Deadline for Submission of Stockholder Proposals

        Proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders must be received by the Company at its principal office in Boston, Massachusetts not later than December 10, 2004 for inclusion in the proxy statement for that meeting.

        Stockholders who wish to make a proposal at the 2005 Annual Meeting of Stockholders other than one that will be included in the Company's proxy materials should notify the Company no later than February 23, 2005 and no earlier than February 8, 2005. If a stockholder who wished to present a proposal fails to notify the Company by this date, the proxies that management solicits for that meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before that meeting. If a stockholder makes timely notification, the proxies may still exercise discretionary authority under circumstances consistent with the Securities and Exchange Commission's proxy rules.

By order of the Board of Directors,
Hal J. Leibowitz, Clerk

April 9, 2004

        THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND WE APPRECIATE YOUR COOPERATION.

Appendix A

Keane, Inc.
Audit Committee Charter

(As Approved by the Board of Directors on February 12, 2004)

A.    Purpose

        The purpose of the Audit Committee is to assist the Board of Directors' oversight of:

    •
    the integrity of the Company's financial statements;

    •
    the independent auditor's qualifications and independence;

    •
    the performance of the Company's internal audit function and independent auditors;

    •
    the assessment and management of major business, financial, reputational and operational risks faced by the Company;

    •
    the Company's compliance with legal and regulatory requirements; and

    •
    the preparation of an audit committee report as required by the SEC to be included in the Company's annual proxy statement.

B.    Structure and Membership

  1)
  Number. The Audit Committee shall consist of at least three members of the Board of Directors.

  2)
  Independence. Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Audit Committee shall be an "independent director" as defined by the applicable rules of the New York Stock Exchange and by Rule 10A-3 of the Exchange Act.

  3)
  Financial Literacy. Each member of the Audit Committee must be financially literate as such qualification is interpreted by the Board of Directors in its business judgment or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's SEC periodic reports), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules). The Chair of the Audit Committee shall be financially sophisticated.

  4)
  Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

  5)
  Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

  6)
  Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors upon the recommendation of the Nominating and Corporate Governance Committee. Unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Company's annual proxy statement), no member of the Audit Committee may serve on the audit committee of more than two other public companies. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.    Authority and Responsibilities

  General

  The Audit Committee shall discharge its responsibilities and shall assess the information provided by the Company's management and the independent auditor in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

  Oversight of Independent Auditors

  1)
  Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee shall ensure that the independent auditor has established a procedure for the rotation, no less frequently than every five years, of the lead audit partner and shall consider, periodically, the rotation of the independent auditor itself. The Audit Committee shall seek stockholder ratification of the independent auditor it appoints.

  2)
  Independence. At least annually the Audit Committee shall assess the independence of the independent auditor. In connection with this assessment, the Audit Committee shall obtain and review a report from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by the Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

  3)
  Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

  4)
  Pre-approval of Services. The Audit Committee shall pre-approve all audit services to be provided to the Company, whether by the principal auditor or other firms, which may entail providing comfort letters in connection with securities underwritings, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimus non-audit services may instead be approved in accordance with applicable NYSE and SEC rules. The Audit Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Audit Committee of any non-audit services to be performed by the independent auditor.

  5)
  Oversight. The independent auditor shall report directly to the Audit Committee and the Audit Committee, as the representatives, with the Board of Directors of the Company, of the shareholders of the Company, shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. The Audit Committee shall from time to time as appropriate:

  •
  Obtain and review the reports required to be made by the independent auditor regarding:

  •
  Critical accounting policies and practices.

  •
  Alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

  •
  Other material written communications between the independent auditor and Company management.

  •
  Review with the independent auditor:

  •
  Any audit problems or difficulties the independent auditor encountered in the course of the audit work and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information and any significant disagreements with management;

  •
  Major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

  •
  Analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

  •
  The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

  6)
  Quality-Control Report. At least annually, the Audit Committee shall obtain and review a report by the independent auditor describing:

  •
  the firm's internal quality control procedures; and

    •
    any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

  Review of Audited Financial Statements

  7)
  Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements and the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".

  8)
  Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Annual Report on Form 10-K.

  9)
  Audit Committee Report. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

  Review of Other Financial Disclosures

  10)
  Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable Auditing Standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent Auditor's review of interim financial information.

  11)
  Earnings Releases and Other Financial Information. The Audit Committee shall review and discuss the Company's earnings press releases (including any use of "pro forma" or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts, rating agencies and others.

  12)
  Quarterly Financial Statements. The Audit Committee shall discuss with the Company's management and independent auditor the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  Control and Procedures

  13)
  Oversight. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal control over financial reporting, disclosure controls and procedures and the Company's Code of Business Conduct Program. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

  14)
  Hiring Policies. The Audit Committee shall establish policies regarding the hiring of employees or former employees of the Company's independent auditors.

  15)
  Procedures for Complaints. The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  16)
  Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Audit Committee.

  17)
  Internal Audit Function. The Audit Committee shall oversee the performance of the Company's internal audit function.

  18)
  Risk Management. The Audit Committee shall oversee the Company's policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company's exposure to risk is handled. The Audit Committee shall periodically discuss with management the Company's major business, financial, reputational and operational risk exposures and the steps management has taken to monitor and control such exposures.

  19)
  Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.    Procedures and Administration

  1)
  Meetings. The Audit Committee shall meet at least quarterly in order to perform its responsibilities. After its regularly scheduled quarterly meeting, the Audit Committee shall meet separately with: (1) the independent auditor, (2) Company Management, and (3) the Company's internal auditors. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

  2)
  Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

  3)
  Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

  4)
  Written Affirmation to NYSE. On an annual basis, no later than one month after the Annual Meeting of Stockholders, and after each change in the composition of the Audit Committee, the Audit Committee shall direct the Company to prepare and provide to the NYSE such written confirmations regarding the membership and operation of the Audit Committee as the NYSE rules require.

  5)
  Advisors. The Audit Committee shall have the authority to engage and determine funding for such legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

  6)
  Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

  7)
  Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

  8)
  Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance.

Appendix B

KEANE, INC.

AMENDED AND RESTATED
1992 EMPLOYEE STOCK PURCHASE PLAN

Adopted by the Board of Directors on May 27, 1998
Effective July 1, 1998

1.     PURPOSE.

        The Keane, Inc. 1992 Employee Stock Purchase Plan (the "Plan"), as hereby amended and restated effective July 1, 1998, is intended to provide eligible employees of Keane, Inc. (the "Company") and designated subsidiaries an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock of the Company, Ten Cents ($0.10) par value (the "Common Stock" or "Stock"). The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as (the "Code"), and the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements thereof.

2.     DEFINITIONS.

        For purposes hereof, in addition to those terms defined elsewhere herein, the following terms shall have the meanings indicated unless the context or applicable law shall otherwise require.

        (a)   "BENEFICIARY" means one or more individuals designated as such pursuant to Section 13 hereof.

        (b)   "COMPENSATION" means regular straight-time earnings, sales commissions and recruiter bonuses all prior to deduction of taxes and other withholding charges and employee contributions to employee benefit plans, but excludes employer contributions to or benefits payable under such plans.

        (c)   "EMPLOYEE" means any person who is customarily employed for more than twenty (20) hours per week by the Company or any Subsidiary.

        (d)   "MONTH OF SERVICE" means a calendar month in which an Employee has completed an hour of service.

        (e)   "OFFERING COMMENCEMENT DATE" with respect to an Offering under the Plan means the first day of the applicable semi-annual period for such Offering pursuant to Section 4 hereof.

        (f)    "OFFERING TERMINATION DATE" with respect to an Offering under the Plan means the last day of the applicable semi-annual period for such Offering pursuant to Section 4 hereof.

        (g)   "PARTICIPANT" means an Employee who is participating in this Plan in accordance with the provisions hereof.

        (h)   "PLAN ADMINISTRATOR" means the Treasurer of the Company.

        (i)    "SUBSIDIARY" means any corporation which (i) is a "subsidiary corporation" of the Company, as that term is defined in Section 424 of the Code, and (ii) is designated as such for purposes hereof by the Board of Directors of the Company (the "Board").

3.     ELIGIBILITY.

        (a)   Any Employee who shall have completed twelve (12) Months of Service with the Company or a Subsidiary, based upon the Employee's adjusted date of hire as computed by the Company or Subsidiary in accordance with its usual policies and procedures, and shall be employed by the Company or a Subsidiary on the last day of such twelve (12) month period and upon the first Offering Commencement Date thereafter, shall be eligible to participate in the Plan.

        (b)   Any provision of the Plan to the contrary notwithstanding, no Employee may participate, or continue to participate, in the Plan:

          (i)    if, immediately after the grant of any option to purchase Common Stock hereunder, such Employee would own and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary thereof, applying, for purposes hereof, the stock ownership attribution rules of Section 424(d) of the Code; or

          (ii)   if any option to purchase Common Stock hereunder would permit such Employee's rights to purchase stock under all employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the fair market value of the Common Stock determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.     OFFERINGS.

        The Plan will be implemented by consecutive semi-annual offerings (referred to herein collectively as "Offerings" and individually as an "Offering") commencing on July 1, 1998, and continuing until the earlier of (i) the date on which a total of two million five hundred fifty thousand (2,550,000) shares of Common Stock have been issued under the Plan (subject to adjustment pursuant to Section 16 hereof), or (ii) June 30, 2000. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

5.     PARTICIPATION.

        (a)   An eligible Employee may participate in the Plan by completing an authorization for payroll deduction on the form provided by the Company (an "Authorization") and filing it with the Plan Administrator. Each Authorization shall authorize a regular payroll deduction from the Employee's Compensation. Once an Employee has filed an Authorization, he or she will automatically participate in subsequent Offerings until and unless he or she withdraws from an Offering pursuant to Sections 7(b) or 9 hereof.

        (b)   The Company will maintain payroll deduction accounts for all Participants. A Participant may authorize a payroll deduction of a specified whole percentage of Compensation, up to a maximum of ten percent (10%) of his or her Compensation for the period during which he or she elects to participate in the Plan, but in no event may any Participant authorize a deduction of more than Twenty Thousand Dollars ($20,000) in any calendar year. All payroll deductions made for a Participant shall be credited to his or her account under the Plan. No Participant may make any separate cash payment into such account.

        (c)   Except as provided in Sections 7(b) or 9, a Participant may not make any changes to his or her participation during an Offering and, specifically, may not during an Offering alter the amount of his or her payroll deductions for such Offering, except insofar as a change in the amount of Compensation affects the amount represented by the percentage of Compensation elected by the Participant. A Participant may make a change in his or her payroll deduction for a subsequent Offering by filing a new Authorization with the Plan Administrator prior to the Offering Commencement Date of such Offering.

6.     GRANTING OF OPTION.

        (a)   For each of the Offerings, a Participant shall be deemed to have been granted an option (the "Option") to purchase, on the applicable Offering Termination Date, that number of shares of Common Stock determined by dividing the market value of a share of Common Stock on the applicable Offering Commencement Date into Twelve Thousand Five Hundred Dollars ($12,500).

        (b)   For purposes hereof, the market value of Common Stock shall be the official closing price of the Common Stock on the American Stock Exchange or such other exchange or automated quotation system upon which the Common Stock shall from time to time be regularly traded, on the Offering Commencement Date and Offering Termination Date applicable to such Offering (or on the next regular business date on which shares of Common Stock shall be traded in the event that no shares of Common Stock shall have been traded on the relevant date).

7.     EXERCISE OF OPTION.

        With respect to each Offering during the term of the Plan:

        (a)   Unless a Participant gives written notice of withdrawal to the Company or his or her employment is terminated, in each case as hereinafter provided, his or her Option will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering to the extent of that number of shares (including fractional shares) of Common Stock which the accumulated payroll deductions credited to his or her account at that time will purchase at the applicable Option Exercise Price, defined for purposes of each such Offering as eighty-five percent (85%) of the market value of a share of Common Stock on (i) the applicable Offering Commencement Date, or (ii) the applicable Offering Termination Date, whichever is lower. If the amount then credited to the Participant's account exceeds the purchase price of the number of shares of Common Stock with respect to which an Option has been granted to the Participant as provided in Section 6 hereof pursuant to such Offering, any excess shall be paid to the Participant (or if the Participant dies prior to payment, to his or her Beneficiary) within a reasonable period following said Offering Termination Date.

        (b)   By written notice to the Plan Administrator a minimum of one (1) month prior to the Offering Termination Date applicable to any such Offering, a Participant may elect to cease all future payroll deductions and to withdraw all accumulated payroll deductions in his or her account. Such accumulated payroll deductions shall be paid to the Participant (or, if the Participant dies prior to payment, to his or her Beneficiary) within a reasonable period following said Offering Termination Date.

8.     DELIVERY.

        Within a reasonable period after the Offering Termination Date of each Offering, the Company will deliver the shares of Common Stock purchased upon the exercise of such Participant's Option to the Participant's account with the Company's agent. Upon the Participant's request, the agent will deliver one or more certificates representing such shares to the Participant by mail or, at the Participant's option, directly to a broker designated by the Participant.

9.     WITHDRAWAL.

        (a)   As provided in Section 7(b), a Participant may withdraw all, but not less than all, payroll deductions credited to his or her account under any Offering by giving written notice of withdrawal to the Plan Administrator of the Company a minimum of one (1) month prior to the Offering Termination Date. All of the Participant's payroll deductions credited to his or her account will be paid to the Participant (or if the Participant dies subsequent to such notice but prior to payment, to his or her Beneficiary) within a reasonable period following said Offering Termination Date, and no further payroll deductions will be made from his or her pay during such Offering. The Company may, at its option, treat an attempt by a Participant to borrow on the security of accumulated payroll deductions as an election pursuant to Section 7(b) to withdraw such deductions.

        (b)   A Participant's withdrawal from an Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company; provided, however, that any Participant who withdraws from an Offering in accordance with Section 7(b) hereof may not participate in another Offering for a period of at least six (6) months following such withdrawal.

        (c)   Upon termination of the Participant's employment with the Company or a Subsidiary for any reason other than death or disability, the payroll deductions credited to his or her account will be returned to the Participant (or, if the Participant dies subsequent to such termination of employment, to his or her Beneficiary) if such termination occurred a minimum of one (1) month prior to the Offering Termination Date. If such termination occurred less than one (1) month prior to such Date, the Participant's Option will be deemed to have been automatically exercised in accordance with Section 7(a) hereof.

        (d)   Upon termination of the Participant's employment due to death or disability, the Participant or his or her Beneficiary, by written notice given to the Plan Administrator within thirty (30) days following such termination, but in any event prior to the Offering Termination Date, may elect to:

          (i)    withdraw all payroll deductions credited to the Participant's account under the Plan; or

          (ii)   exercise the Participant's option pursuant to Section 7(a) hereof.

        In the event that no such written notice of election shall be timely received by the Plan Administrator, the Participant or Beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the Participant's account and the same shall be paid within a reasonable period to the Participant or said Beneficiary.

10.   INTEREST.

        No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant.

11.   STOCK.

        (a)   The maximum number of shares of Common Stock which shall be made available for sale under the Plan is two million five hundred fifty thousand (2,550,000) shares, subject to further adjustment upon changes in capitalization of the Company as provided in Section 16 hereof. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Section 7 hereof exceeds the number of shares of Common Stock which remain available for issue under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him or her as promptly as possible. The Company may purchase shares on the open market in order to have shares available for purchase by Participants in each Offering.

        (b)   The Participant will have no interest in Common Stock to which his or her Option pertains until such Option has been exercised.

        (c)   Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Company prior to the Offering Termination Date applicable thereto, in the names of the Participant and one such other adult natural person as may be designated by the Participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

12.   ADMINISTRATION.

        The Plan shall be administered by the Plan Administrator. The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Plan Administrator, subject to review and modification by the Board, at its option. Determinations made by the Plan Administrator or the Board with respect to any matter or provision contained in the Plan shall, subject to Board review at its option, be final, conclusive and binding upon the Company and upon all Participants, their heirs or legal representatives. Any rule or regulation adopted by the Plan Administrator shall remain in full force and effect unless and until altered, amended, or repealed by the Plan Administrator or the Board. The Company shall indemnify the Plan Administrator and Board members to the fullest extent permitted by applicable law for any expenses incurred in defending a civil or criminal action or proceeding arising out of such individual's actions with respect to administration of the Plan in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if such individual shall be adjudicated not to have acted in good faith in the reasonable belief that such individual's action was in the best interest of the Company.

13.   DESIGNATION OF BENEFICIARY.

        A Participant may file a written designation of a Beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the Participant prior to the delivery of such shares or cash to the Participant. Such designation of Beneficiary may be changed by the Participant at any time by written notice to the Plan Administrator. Within thirty (30) days after the death of a Participant, the Beneficiary may, as provided in paragraph 9(d) hereof, elect to exercise the Participant's Option when it becomes exercisable on the Offering Termination Date of the then-current Offering. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a Beneficiary validly designated by the Participant under the Plan, and notice of election of the Beneficiary to exercise the Option, the Company shall deliver such Stock and/or cash to such Beneficiary. In the event of the death of a Participant and in the absence of a Beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Stock and/or cash to the executor or administrator of the estate of the Participant or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate, and such persons shall be deemed Beneficiaries for purposes hereof. No Beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the Stock or cash credited to the Participant.

14.   TRANSFERABILITY.

        Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant otherwise than by will or the laws of descent and distribution, and any such rights are exercisable during the lifetime of the Participant only by him or her. Any such attempted assignment transfer, pledge, or other disposition, or exercise of such rights, shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7(b) hereof.

15.   USE OF FUNDS.

        All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

16.   EFFECT OF CHANGES OF COMMON STOCK.

        In the event of any changes in the outstanding shares of the Common Stock by reason of stock dividends, subdivisions, combinations and exchanges of shares, recapitalizations or merger in which the Company is the surviving corporation, the aggregate number and class of shares available under this Plan and the Option Exercise Price per share shall be appropriately adjusted by the Plan Administrator, subject to review by the Board at its option, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any Options.

17.   AMENDMENT OR TERMINATION.

        The Board may at any time terminate or amend the Plan. Except as hereinafter provided, no such termination shall affect Options previously granted, nor shall an amendment make any change in any option theretofore granted which would adversely affect the rights of any Participant. No amendment shall be made without the approval of the stockholders of the Company within twelve (12) months before or after such amendment is adopted by the Board if such amendment would (a) increase the aggregate number of shares which may be issued under the Plan (other than an increase merely reflecting a change in capitalization, such as a stock dividend or split, pursuant to Section 16 hereof); or (b) change the designation of corporations whose Employees may be granted options hereunder, provided that the Board may, without stockholder approval, designate participating corporations from time to time from among that group of corporations consisting of the Company and its parent or subsidiary corporations (including corporations, having become parents or subsidiaries of the Company after the adoption and approval of the Plan); or if such approval is otherwise required by applicable law.

18.   NOTICES.

        All notices or other communications by a Participant or Beneficiary to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Plan Administrator.

19.   MERGER OR CONSOLIDATION.

        If the Company shall at any time merge into or consolidate with another corporation and the Company is the surviving entity, the holder of each Option then outstanding will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board shall take such steps in connection with such merger or consolidation as the Board shall deem necessary to assure that the provisions of Section 16 hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder. In the event of a merger or consolidation in which the Company is not the surviving entity, or of a sale of assets in which the Company is not the surviving entity, the Plan shall terminate, and all payroll deductions credited to Participants' accounts shall be returned to them; provided, however, that the Board may, in the event of such merger, consolidation or sale, accelerate the Offering Termination Date of the Offering then in effect and permit Participants to purchase shares under the Plan at such accelerated Offering Termination Date.

20.   APPROVAL OF STOCKHOLDERS.

        This Plan has been duly adopted by the Board of Directors and stockholders of the Company; and the Plan, as hereby amended and restated, has been approved by the Board of Directors, subject to approval by the stockholders of the Company within twelve (12) months of the date of adoption of the Plan by the Board of Directors, if and as required by the provisions of the Plan prior to such amendment and restatement. Notwithstanding any other provision of the Plan, no Option shall be exercised unless and until the stockholders of the Company approve the amended and restated Plan, if such approval is required.

21.   REGISTRATION AND QUALIFICATION OF THE PLAN UNDER APPLICABLE SECURITIES LAWS.

        No Option shall be exercised under the Plan until such time as the Company has qualified or registered the shares which are subject to the Options under the applicable federal and state securities laws, to the extent required by such laws.

Adopted by the Board of Directors on May 27, 1998
Effective as of July 1, 1998

AMENDMENT NO. 1
TO KEANE, INC.
AMENDED AND RESTATED
1992 EMPLOYEE STOCK PURCHASE PLAN

VOTED:	That Keane, Inc.'s 1992 Amended and Restated Employee Stock Purchase Plan be and hereby is amended by deleting Section 3(a) in its entirety and inserting a new Section 3(a) as set forth below:
      "3.
      ELIGIBILITY.

      (a)
      Any Employee who shall have completed six (6) Months of Service with the Company or a Subsidiary, based upon the Employee's adjusted date of hire as computed by the Company or Subsidiary in accordance with its usual policies and procedures, and shall be employed by the Company or Subsidiary on the last day of such six (6) month period and upon the first Offering Commencement Date thereafter, shall be eligible to participate in the Plan."

                    Adopted by the Board of
                    Directors of Keane, Inc. on
                    May 26, 1999

                    Effective as of July 1, 1999

AMENDMENT NO. 1-A
TO
KEANE, INC.
AMENDED AND RESTATED
1992 EMPLOYEE STOCK PURCHASE PLAN

VOTED:	That Keane, Inc.'s 1992 Amended and Restated Employee Stock Purchase Plan be and hereby is amended by deleting Section 3(a) in its entirety and inserting a new Section 3(a) as set forth below:
      "3.
      ELIGIBILITY.

      (a)
      Any Employee who shall have completed three (3) Months of Service with the Company or a Subsidiary, based upon the Employee's adjusted date of hire as computed by the Company or Subsidiary in accordance with its usual policies and procedures, and shall be employed by the Company or Subsidiary on the last day of such three (3) month period and upon the first Offering Commencement Date thereafter, shall be eligible to participate in the Plan."

                    Adopted by the Board of
                    Directors of Keane, Inc. on
                    November 29, 2001

                    Effective as of January 1, 2002

AMENDMENT NO. 2
TO
KEANE, INC.
AMENDED AND RESTATED
1992 EMPLOYEE STOCK PURCHASE PLAN

VOTED:	That Keane, Inc.'s 1992 Amended and Restated Employee Stock Purchase Plan be and hereby is amended by deleting Section 4 in its entirety and inserting a new Section 4 (Offerings) as set forth below:
      "4.
      OFFERINGS.

        The Plan will be implemented by consecutive semi-annual Offerings (referred to herein collectively as "Offerings" and individually as an "Offering"). Offerings will begin each January 1 and July 1, or the first business day thereafter. The Board of Directors may, at its discretion, chooses a different Offering period of twelve (12) months or less for subsequent Offerings. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering."

                    Adopted by the Board of
                    Directors of Keane, Inc. on
                    February 15, 2001

AMENDMENT NO. 3
TO
KEANE, INC.
AMENDED AND RESTATED
1992 EMPLOYEE STOCK PURCHASE PLAN

VOTED:	That Keane, Inc.'s 1992 Amended and Restated Employee Stock Purchase Plan be and hereby is amended by deleting Section 11(a) in its entirety and inserting a new Section 11(a) as set forth below:
      "11.
      STOCK.

        (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan is four million five hundred fifty thousand (4,550,000) shares, subject to further adjustment upon changes in capitalization of the Company as provided in Section 16 hereof. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with Section 7 hereof exceeds the number of shares of Common Stock which remain available for issue under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him or her as promptly as possible. The Company may purchase shares on the open market in order to have shares available for purchase by Participants in each Offering."

                    Adopted by the Board of
                    Directors of Keane, Inc. on
                    February 15, 2001 and by the
                    Stockholders on May 30, 2001

AMENDMENT NO. 4
TO
KEANE, INC.
AMENDED AND RESTATED
1992 EMPLOYEE STOCK PURCHASE PLAN

VOTED:	That Keane Inc.'s 1992 Amended and Restated Employee Stock Purchase Plan be and hereby is amended by deleting the first sentence of Section 11(a) in its entirety and inserting the following in lieu thereof:

        "The maximum number of shares of Common Stock which shall be made available for sale under the Plan is six million five hundred fifty thousand (6,550,000) shares, subject to further adjustment upon changes in capitalization of the Company as provided in Section 16 hereof."

                    Adopted by the Board of Directors of
                    Keane, Inc. on February 12, 2004
                    and to be adopted by the
                    Stockholders on May 27, 2004

0901-PS-04

PROXY
KEANE, INC.
ANNUAL MEETING OF STOCKHOLDERS

May 27, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, revoking all prior proxies, hereby appoints Brian T. Keane, John J. Leahy and Hal J. Leibowitz and each of them, with full power of substitution, as Proxies to represent and vote as designated hereon all shares of stock of Keane, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 27, 2004, at 4:30 p.m., Boston time, at the offices of the Company, 100 City Square, Boston, Massachusetts and at any adjournment thereof with respect to the matters set forth on the reverse side hereof.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY
IN THE ENCLOSED POST-PAID RETURN ENVELOPE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

/X/	Please mark votes as in this example.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS SET FORTH BELOW.

1.	To elect three Class III directors for the ensuing three years.			3.	To ratify and approve the selection of Ernst & Young LLP as the Company's independent accountants for the current year.	FOR / /	AGAINST / /	ABSTAIN / /
Nominees: (01) John H. Fain, (02) John F. Keane and (03) John F. Rockart
	FOR ALL NOMINEES / /		WITHHELD FROM ALL NOMINEES / /
/ / For all nominees except as noted above.
2.	To amend the Company's Amended and Restated 1992 Employee Stock Purchase Plan to increase the number of shares of common stock issuable thereunder from 4,550,000 to 6,550,000.
	FOR / /	AGAINST / /	ABSTAIN / /
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT. / /
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.
Signature:	Date:	Signature:	Date:

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2004
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 1992 EMPLOYEE STOCK PURCHASE PLAN
CERTAIN RELATED PARTY TRANSACTIONS
SELECTION OF INDEPENDENT ACCOUNTANTS
OTHER MATTERS
  Appendix A
  Appendix B